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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 1997

SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1997, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2)

                                Superior Bank FSB
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             (Exact name of registrant as specified in its charter)

        United States               333-21485                  36-1414142
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(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)


One Lincoln Centre
Oakbrook Terrace, Illinois                               60181
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(Address of Principal                                  (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (708) 916-4000

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                                      -2-

Item 5.   Other Events.

               The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 1996 and 1995 that are included in this Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "experts" in the Prospectus Supplement relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-2, is attached hereto as
          Exhibit 23.1.

               The financial statements of FGIC as of December 31, 1996 and 1995 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of March 31, 1997 are attached hereto as Exhibit 99.2.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements.

               Not applicable.

     (b)  Pro Forma Financial Information.

               Not Applicable.

     (c)  Exhibits

                Item 601(a) of
                Regulation S-K
Exhibit No.     Exhibit No.               Description
-----------     -----------               -----------
  23.1              23               Consent of KPMG Peat Marwick LLP

  99.1              99               Financial statements of FGIC,
                                       December 31, 1996 and 1995

  99.2              99               Unaudited financial statements of
                                       FGIC at March 31, 1997


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                                      -3-

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SUPERIOR BANK FSB

                                              By:  /s/ William C. Bracken
                                                 ---------------------------
                                              Name: William C. Bracken
                                              Title: Senior Vice President
                                                     and Chief Financial Officer

Dated:  June 20, 1997


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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------
23.1              Consent of KPMG Peat Marwick LLP
99.1              Financial statements of FGIC, December 31, 1996 and 1995
99.2              Unaudited financial statements of FGIC at March 31, 1997